                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 23, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)

    Delaware                      333-112231                    13-3416059
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 (State or other                 (Commission                  (IRS Employer
 jurisdiction of                 File Number)              Identification No.)
 incorporation)

               250 Vesey Street
      4 World Financial Center 28th Floor                           10080
              New York, New York
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   (Address of principal executive offices)                        Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.01. Acquisition or Disposition of Assets: General.

      On September 23, 2004, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust Series MLCC 2004-E Mortgage Pass-Through Certificates, such series representing interests in a pool of adjustable rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated June 18, 2004, as supplemented by the prospectus supplement dated September 21, 2004 (collectively, the "Prospectus").

      The Class A Certificates consist of the Class A-1 Certificates, the Class A-2A Certificates, the Class A-2B Certificates, the Class A-2C Certificates, the Class A-2D Certificates and the Class A-R Certificate. The Class X Certificates consist of the Class X-A Certificates and the Class X-B Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates.

      The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

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ITEM 9.01. Financial Statements and Exhibits

      (a) Not applicable

      (b) Not applicable

      (c) Exhibits:

   Item 601(a)
of Regulation S-K
    Exhibit No.                             Description
-----------------                           -----------
4.1                          Pooling and Servicing Agreement among Merrill Lynch
                             Mortgage Investors, Inc., as depositor, Cendant
                             Mortgage Corporation, as servicer, and Wells Fargo
                             Bank, N.A., as trustee, dated as of September 1,
                             2004, for Merrill Lynch Mortgage Investors Trust
                             Series MLCC 2004-E Mortgage Pass-Through
                             Certificates.

99.1 Mortgage Loan Purchase and Sale Agreement, dated as of September 1, 2004, between Merrill Lynch Credit
                             Corporation, as Seller and Merrill Lynch Mortgage
                             Investors, Inc., as Purchaser.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: October 8, 2004

                                          By: /s/ Matthew Whalen
                                              ------------------------------
                                          Name: Matthew Whalen
                                          Title: President

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                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------
4.1               Pooling and Servicing Agreement among Merrill Lynch Mortgage
                  Investors, Inc., as depositor, Cendant Mortgage Corporation, as servicer, and Wells Fargo Bank, N.A., as trustee, dated as of September 1, 2004, for Merrill Lynch Mortgage Investors
                  Trust Series MLCC 2004-E Mortgage Pass-Through Certificates.

99.1              Mortgage Loan Purchase and Sale Agreement, dated as of
                  September 1, 2004, between Merrill Lynch Credit Corporation, as Seller and Merrill Lynch Mortgage Investors, Inc., as
                  Purchaser.